Supplement dated February 1, 2000 to the Prospectus dated May 3, 1999


Advantus Series Fund, Inc.


The section captioned "Investing in the Fund - Managing the Portfolios" on page 56 of the Prospectus is supplemented as follows:

Effective January 19, 2000, Edgerton Tucker Scott III, Vice President and Research Analyst joins Gary R. Clemons as Portfolio Manager for the International Stock Portfolio. Mr. Scott has served in those positions since September 1996. Prior to that time, Mr. Scott was an Investment Analyst with Aeltus Investment Management, Hartford Connecticut from June 1994 to August 1996. Both Mr. Clemons and Mr. Scott are with Templeton Investment Counsel, Inc.

Effective February 1, 2000 the Portfolio Manager for the Small Company Growth Portfolio is Richard W. Worthing, Vice President, Head of Equities of Advantus Capital. Mr. Worthing has served as a Vice President of Advantus Capital and a Second Vice President of Minnesota Life Insurance Company since September of 1997. From February of 1993 to September of 1997 Mr. Worthing served as an independent private investment and venture consultant.

Effective January 17, 2000 the Portfolio Manager for the Value Stock Portfolio is Matthew T. Norris, of Advantus Capital. Mr. Norris has served as Portfolio Manager and Investment Officer of Advantus Capital since December of 1997. Prior to that time, Mr. Norris was an Institutional Portfolio Manager with Norwest Investment Management, Minneapolis, Minnesota from September 1997 to December of 1997; and was a Senior Portfolio Manager with Norwest Bank Nebraska, Omaha, Nebraska from June 1994 to September 1997.

Effective January 3, 2000 the Portfolio manager for the Small Company Value Portfolio is Richard W. Worthing, Vice President, Head of Equities of Advantus Capital. Mr. Worthing has served as a Vice President of Advantus Capital and a Second Vice President of Minnesota Life Insurance Company since September of 1997. From February of 1993 to September of 1997 Mr. Worthing served as an independent private investment and venture consultant.





Investors should retain this supplement for future reference.

F. 54508 2-2000